                                                                   EXHIBIT 10.35

                                                                  Execution Copy


                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement is dated as of June 1, 1999 (this "Agreement"), among Advanced Radio Telecom Corp., a Delaware corporation (the "Company"), and the purchasers listed on Schedule I hereto (the "Purchasers").

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and the Series A Purchasers have entered into a Preferred Stock Purchase Agreement dated as of June 1, 1999 (as in effect from time to time, the "Purchase Agreement") in connection with the issuance and sale by the Company to the Purchasers of certain shares (the "Shares") of the Company's Series A Convertible Preferred Stock, $0.001 par value per share, and Series B Non-voting Convertible Preferred Stock, $0.001 par value per share (collectively, the "Preferred Stock"); and

     WHEREAS, it is a condition to the purchase of the Shares under the Purchase Agreement that the Company and the Purchasers enter into this Agreement;

     NOW THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Purchasers hereby agree as follows:

          SECTION 1.   DEFINITIONS.  As used in this Agreement, the following
                       -----------
terms shall have the following meanings:

          "COMMISSION" shall mean the Securities and Exchange Commission or any other Governmental Authority at the time administering the Securities Act.

          "COMMON STOCK" shall mean the Company's common stock, $0.001 par value per share.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "GOVERNMENTAL AUTHORITY" shall mean a domestic or foreign, federal, state or local governmental entity (including a department, agency, bureau, or political subdivision of such governmental entity).

          "INSPECTORS" shall have the meaning given to it in Section 5(i).
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          "INVESTORS" means the Purchasers and any other Person who becomes a party to this Agreement either as an Investor pursuant to Section 13 hereof or through the operation of Section 7.12 of the Purchase Agreement allowing the Purchasers to assign their rights under the Purchase Agreement to certain affiliates.

          "LUCENT AGREEMENT" means the Registration Rights Agreement dated August 26, 1998 between the Company and Lucent Technologies, Inc.

          "MAJORITY OF THE INVESTORS" means those Investors who hold in the aggregate in excess of 50% of the Registrable Shares (based on common stock equivalents) held by all of the Investors.

          "MATERIAL TRANSACTION" means any material transaction in which the Company or any of its material subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other transactions that would require disclosure pursuant to the Exchange Act, and with respect to which the Board of Directors of the Company reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Company's or such subsidiary's ability to consummate such transaction in a timely fashion or require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed and that such disclosure would not be in the best interests of the Company to disclose at that time.

          "NASD" shall have the meaning given to it in Section 6(m).

          "ORIGINAL AGREEMENT" means the Second Restated and Amended Registration Rights Agreement dated July 3, 1996, among the Company and the other parties identified therein, as amended on October 16, 1996.

          "OTHER SHARES" shall mean at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

          "PERSON" shall be construed as broadly as possible and shall include an individual or natural person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

          "PRIMARY SHARES" shall mean at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

          "PURCHASER" shall have the meaning given to it in the preamble.

          "RECORDS" shall have the meaning given to it in Section 5(i).

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          "REGISTRABLE SHARES" shall mean, at any time, and with respect to any
Investor, the Restricted Shares held by such Investor. As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares when (A) they have been registered under the Securities Act, the Registration Statement in connection therewith has been declared effective and they have been disposed of pursuant to and in the manner described in such effective Registration Statement, (B) they are sold or distributed pursuant to Rule 144, (C) they have been otherwise transferred and new certificates or other evidences of ownership for them not bearing a restrictive legend and not subject to any stop transfer order or other restriction on transfer shall have been delivered by the Corporation or the issuer of other securities issued in exchange for the Registrable Shares, or (D) they have ceased to be outstanding.

          A "REGISTRATION STATEMENT" means (A) a registration statement filed by the Company in accordance with Section 5 of the Securities Act, including exhibits and financial statements thereto, in the form in which it shall become effective, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 (or any similar provision or forms then in force) under the Securities Act and information deemed to be a part of such registration statement pursuant to paragraph (B) of Rule 430A under the Securities Act (or any similar provision then in force) and (B) in the event of any amendment thereto after the effective date of the registration statement, then from and after the effectiveness of the amendment, the registration statement as so amended.

          "RESTRICTED SHARES" shall mean, at any time and with respect to any Investor, the shares of Common Stock issued either upon conversion of the Shares (or upon the conversion of any securities into which the Shares are convertible) or the exercise of the Warrants which are held by such Investor.

          "RULE 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule
144A).

          "SECURITIES ACT" shall mean the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "SHARES" shall have the meaning given to it in the preamble.

          "WARRANTS" shall mean the warrants to purchase Common Stock issued to the Purchasers pursuant to the Purchase Agreement and which are exercisable in certain events as set forth therein.

          SECTION 2.   REGISTRATIONS ON DEMAND.
                       -----------------------

               (a) Registration on Request.  At any time more than six months
                   -----------------------
     after the date hereof, a Majority of Investors may, by written notice to the Company, request

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     that the Company effect the registration under the Securities Act of
     Registrable Shares with an aggregate market value of at least $25 million based on the public trading price on the date of the request of the shares to be registered. If the Investors initiating such registration intend to distribute the Registrable Shares in an underwritten offering, they shall so state in their request. Promptly after receipt of such notice, the Company will give written notice of such requested registration to all other holders of Registrable Shares. The Company will then use its best efforts expeditiously to effect the registration under Securities Act of the Registrable Shares which the Company has been requested to register by such Investors, and all other Registrable Shares which the Company has been requested to register by other holders of Registrable Securities by notice delivered to the Company within 10 business days after the giving of such notice by the Company.

               (b) Registration on Form S-3.  For so long as the Company shall
                   ------------------------
     be qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, any one or more of the Investors shall have the right to request in writing registrations on Form S-3 or such successor form of Registrable Shares, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of, which shall have an aggregate market value of at least $20 million based on the public trading price of the shares to be registered on the date of the request, and (ii) state the intended method of disposition of such Registrable Shares. Promptly after receipt of any such request, the Company shall give written notice of such proposed registration to the other Investors. The Company will then use its best efforts expeditiously to effect the registration under Securities Act of the Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 10 business days after delivery of such Notice (which response shall specify the number of Registrable Shares proposed to be included in such registration).

               (c) Anything contained in Section 2(a) to the contrary notwithstanding, the Company may delay the filing or effectiveness of any registration pursuant to Sections 2(a) and 2(b) for a period of up to 90 days if (1) the Company in good faith determines that such registration would materially impede, delay or interfere with any material financing, offer or sale of equity securities or debt securities of the Company, or acquisition, disposition or other material transaction by the Company or any of its material subsidiaries, or (2) the Company in good faith determines that the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company; provided that the Company may not take any action pursuant to this Section 2(c) for more than one 90 day period in any twelve month period.

               (d) A requested registration under Section 2(a) may be rescinded prior to such registration being declared effective by the Commission by written notice to the Company from Investors holding a majority of the Registrable Shares proposed to be registered pursuant to such registration statement pursuant to Section 2(a).

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               (e) The Company shall not be required to effect more than six registrations pursuant to Section 2(a) during the term of this Agreement, and shall not be required to effect more than two registrations pursuant to this Section 2 in any twelve month period; provided that a registration
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     statement shall be deemed not to have been prepared and filed if (A) the registration statement (i) is withdrawn by such Investors as a result of delay pursuant to Section 2(c), or (ii) does not become effective for any other reason except the withdrawal therefrom of 20% or more of the Registrable Shares requested to be included in such registration statement or the determination by selling Investors owning 30% or more of such Registrable Shares not to proceed with the contemplated distribution of such Registrable Shares or (B) the Company fails to use its best efforts to cause the registration statement to remain effective under the Securities Act and the Prospectus to remain current during the entire period referred to in Section 5(b).

          SECTION 3.   PIGGYBACK REGISTRATION.  If the Company at any time
                       ----------------------
proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto and other than pursuant to a registration statement covered by Rule 462 promulgated under the Securities
Act), it shall promptly give written notice to each Investor of its intention so to register the Primary Shares or Other Shares and, upon the written request, given within 10 business days after delivery of any such notice by the Company, of any such Investor to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the
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inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

               (a)  first, the Primary Shares;

               (b) second, the Other Shares or other securities, if any, entitled to be included in such registration pursuant to the Original Agreement;

               (c) third, the Other Shares or other securities, if any, entitled to be included in such registration pursuant to the Lucent Agreement;

               (d) fourth, the Registrable Shares requested to be included pursuant to this Agreement; and

               (e) fifth, any Other Shares or securities requested to be included.

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

The Company shall be under no obligation to complete any offering it proposes to make and shall incur no liability to any Investor for its failure to do so. No registration of Registrable Shares effected under this Section 3 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 2 hereof.

          SECTION 4.   HOLDBACK AGREEMENT.  If the Company at any time shall
                       ------------------
register shares of Common Stock under the Securities Act for sale to the public in an underwritten offering, each of the Investors agrees not to, directly or indirectly, sell, seek registration under the Securities Act of, or otherwise dispose of any shares or Common Stock or securities convertible into or exchangeable for Common Stock (other than Registrable Shares included in such registration pursuant to Section 2 or 3) without the prior written consent of the managing underwriter for a period from two business days prior to the date of the final prospectus pursuant to which such public offering shall be made through 90 days after the date of such final prospectus or such longer period as the Company's board of directors determines in good faith to be appropriate.

          SECTION 5.   PREPARATION AND FILING.  If and whenever the Company is
                       ----------------------
under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

               (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and (in the case of a registration pursuant to Section 2 hereof) use its best efforts to cause such registration statement to become effective;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares, provided that the Company may suspend (and such suspension shall extend such 180-day period by the same duration) for up to 45 days the effectiveness of such registration statement, or elect not to amend such registration statement or supplement the prospectus used in connection therewith so that sales may not be made thereon for up to 45 days (and such period of delay shall extend such 180-day period by the same duration), if the making of disclosures required by such registration statement would have a material adverse affect upon the Company or its securities and such disclosures are not otherwise required to be made; provided that any such suspensions, along with suspensions or
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     delays pursuant to Section 2(c) hereof are limited to an aggregate of 90 days in any twelve month period;

               (c) notify in writing one firm acting as counsel for the Selling Investors on whose behalf the Registrable Shares are being registered promptly (i) of any comments by the Commission with respect to such registration statement or prospectus, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation of any proceedings for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

               (d) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company will not be required to qualify
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     generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (d);

               (e) furnish to each seller of such Registrable Shares such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference therein, except that the Company shall not be obligated to furnish any such seller with more than two copies of such exhibits and documents), such number of copies of the prospectus included in such registration statement (including any summary prospectus or other prospectus, including a preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

               (f) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

               (g) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 5, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the

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

     statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (h) give each seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors") the opportunity to participate in the preparation of such registration statement, each prospectus included therein, and each amendment and supplement thereto, and give each Inspector all pertinent financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility;

               (i) use its best efforts to obtain, from its independent certified public accountants, a "cold comfort" letter in customary form and covering such matters of the type customarily covered by cold comfort letters;

               (j) use its best efforts to obtain, from its counsel, an opinion or opinions in customary form;

               (k) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

               (l) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering, certificates evidencing such Registrable Shares;

               (m) use its best efforts to list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or for qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), as applicable;

               (n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, earnings statements which need not be audited covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;

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

               (o) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby;

               (p) if the registration involves an underwritten offering, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting and deliver to each selling Investor, its counsel and each underwriter of Registrable Shares owned by the Registering stockholders to be distributed pursuant to such registration, the certificates, opinions of counsel and comfort letters that are customarily delivered in connection with underwritten offerings.

               (q) before sales of Registrable Shares under a registration statement, cooperate with the selling Investors and each underwriter of Registrable Shares owned by the selling Investors to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the Registrable Shares to be sold under the Registration Statement and to enable such Registrable Shares to be in such denominations and registered in such names as the seller or the underwriter may request.

          Each holder of the Registrable Shares, upon receipt of any notice from the Company of any event of the kind described in Section 5(g) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 5(g) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the most recent prospectus covering such Registrable Shares at the time of receipt of such notice.

          SECTION 6.   EXPENSES.  All expenses incurred by the Company in
                       --------
complying with Section 5, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's counsel and accountants shall be paid by the Company; provided, however, that all underwriting discounts and selling
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commissions and all transfer taxes applicable to the Registrable Shares, and the fees and expenses of counsel for the Investors on whose behalf the Registrable Shares are being registered, shall not be borne by the Company but shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares sold by such seller or sellers.

          SECTION 7.   INDEMNIFICATION.
                       ---------------

               (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the selling Investor, including its partners, directors and officers, each underwriter, broker or any other Person acting on behalf of such selling Investor and each other Person, if any, who controls any of the foregoing Persons within the meaning of the

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     Securities Act against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement (including any documents incorporated by reference therein) under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such selling Investor, such underwriter, such broker or such other Person acting on behalf of such selling Investor, including its partners, directors and officers and each such controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such selling Investor or underwriter, or a Person duly acting on their behalf, specifically for use in the preparation thereof.

               (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each selling Investor shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 7) the Company, each director of the Company, each officer of the Company, each underwriter, broker or other Person acting on behalf of such seller, each Person who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller or a Person duly acting on their behalf specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement; provided, however,

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

     that the maximum amount of liability in respect of such indemnification shall be, limited, in the case of each selling Investor, to an amount equal to the net proceeds actually received by such selling Investor from the sale of Registrable Shares effected pursuant to such registration.

               (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party will give written notice to the indemnifying party of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this
     Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and, any Person controlling such indemnified party for that portion of the fees and expenses of any one counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 7.

               (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party with respect to any loss, claim, damage or liability referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations, limited, in the case of each selling Investor, to an amount equal to the net proceeds actually received by such selling Investor from the sale of Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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

          SECTION 8.   INFORMATION BY HOLDER.  Each holder of Registrable Shares
                       ---------------------
to be included in any registration shall furnish to the Company and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Company or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          SECTION 9.   EXEMPT SALES.
                       ------------

               (a) The Company shall make all filings with the Commission required by Rule 144(c) (or any similar provision then in force) under the Securities Act to permit the sale of Registrable Shares by any holder thereof (other than an affiliate of the Company) to satisfy the conditions of Rule 144 (or any similar provision then in force). The Company shall, promptly upon the written request of the holder of Registrable Shares, deliver to such holder a written statement as to whether the Company has complied with all such filing requirements.

               (b) Before sales of Registrable Shares proposed to be sold pursuant to an exemption from the registration requirements of the Securities Act, the Company shall cooperate with the holder of such Registrable Shares, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing such Registrable Shares, in connection with the closing of the sales and to enable such Registrable Shares to be in such denominations and registered in such names as the holder may request.

          SECTION 10.   NO CONFLICT OF RIGHTS.  The Company represents and
                        ---------------------
warrants to the Investors that the registration rights granted to the Investors hereby do not conflict with any other registration rights granted by the Company. Notwithstanding anything to the contrary contained herein, the parties hereto intend that the registration rights granted by this Agreement not conflict with or impart the registration rights granted by the Original Agreement and the Lucent Agreement, and this Agreement shall be interpreted accordingly. The Company shall not, after the date hereof, grant any registration rights which conflict with, or have any priority over, the registration rights granted hereby. Without derogating from the generality of this Section 10, after the date of this Agreement, the Company shall not enter into, or amend or otherwise modify, any agreement to afford to any person other than the Purchasers and the holders of Registrable Shares the right to require the Company to include in any registration statement filed under Section 2 or
Section 3 hereof any securities of the Company pursuant to the exercise of any "piggy-back" right under an agreement with the Company not in existence as of the date of this Agreement unless such securities are junior in priority to the Registrable Shares. In any public offering pursuant to Section 2(a), the managing underwriter shall be a nationally recognized investment banking firm selected by the Company and reasonably acceptable to Two-Thirds in Interest of the Investors.

          SECTION 11.   TERMINATION.  This Agreement shall terminate and be of
                        -----------
no further force or effect on the earlier of (i) the date when there shall not be any Registrable Shares outstanding or (ii) the fifth anniversary of the date hereof; provided, however, that a particular Investor's rights under Sections 2
        --------  -------
and 3 hereof shall cease to be in effect for so long as the Registrable Shares held by such Investor may be sold by such Investor under Rule 144 and such Registrable Shares constitute less than 1% of the class of the Company's securities of which the Registrable Shares are a part.

          SECTION 12.   SUCCESSORS AND ASSIGNS.  This Agreement shall bind and
                        ----------------------
inure to the benefit of the Company and the Investors and, subject to Section 14, their respective successors and assigns.

          SECTION 13.   ASSIGNMENT.  Each Investor may assign its rights
                        ----------
hereunder to any purchaser from such Investor of Restricted Shares with an aggregate fair market value in excess of $3,000,000 at the time of such sale; provided, however, that such purchaser shall, as a condition to the
--------  -------
effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor whereupon such purchaser shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement.

          SECTION 14.   NOTICES.  All notices and other communications given or
                        -------
made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below (or at such other address or telecopy number for a party as shall be specified by like notice):

                             (i) If to the Purchasers, to such address listed on
                      Schedule I hereto, with copies to:

                      Gunderson Dettmer Stough Villeneuve
                        Franklin & Hachigian, LLP
                      155 Constitution Drive
                      Menlo Park, CA  94025
                      Attn: Brooks Stough, Esq.
                      Telecopier No.: (650) 321-2800
                      Telephone No.: (650) 463-5370

                      O'Melveny & Myers, LLP
                      1999 Avenue of the Stars
                      Los Angeles, CA  90067-6035
                      Attn: Steven L. Grossman, Esq.
                      Telecopier No.: (310) 246-6779
                      Telephone No.: (310) 553-6700


                            (ii)  If to the Company:

                      Advanced Radio Telecom Corporation
                      500 108th Avenue NE, Suite 2600
                      Bellevue, WA  98004
                      Attn: Thomas M. Walker, Esq., General Counsel Telecopier No.: (425) 990-1642 or (425) 688-0703
                      Telephone No.: (425) 990-1669

                      With a copy to:

                      Ropes & Gray
                      One International Place
                      Boston, MA  02110
                      Attn: Mary E. Weber, Esq.
                      Telecopier No.: (617) 951-7050
                      Telephone No.: (617) 951-7391


All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery, telex, telegram or telecopy, on the date of such delivery, (b) in the, case of overnight courier, on the next business day, and (c) in the case of mailing, on the third business day following such mailing.

          SECTION 15.   MODIFICATIONS; AMENDMENTS; WAIVERS.  The terms and
                        ----------------------------------
provisions of this Agreement may not be modified or amended, nor may any provision applicable to the Investors be waived, except pursuant to a writing signed by (i) the Company and (ii) Two-Thirds in Interest of the Investors.

          SECTION 16.   COUNTERPARTS.  This Agreement may be executed in any
                        ------------
number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          SECTION 17.   HEADINGS.  The headings of the various sections of this
                        --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

          SECTION 18.   SEVERABILITY.  It is the desire and intent of the
                        ------------
parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 19.   GOVERNING LAW.  All questions concerning the
                        -------------
construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          SECTION 20.   LEGEND ON CERTIFICATES.  Any certificate representing
                        ----------------------
securities subject to this Agreement shall bear a legend in substantially the following form:

               "The securities represented by this certificate are subject to a Registration Rights Agreement dated as of June __, 1999, as amended from time to time. A copy thereof is available for inspection from the Company."

          SECTION 21.   COUNTERPARTS; VALIDITY.  This Agreement may be executed
                        ----------------------
in counterparts and telecopied signatures are effective. The failure of any Person holding Registrable Shares to execute this Agreement does not make it invalid as against any other Person holding Registrable Shares.

          SECTION 22.   ENTIRE AGREEMENT.  This Agreement and the other
                        ----------------
documents, certificates, instruments, writings and agreements referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede in their entirety any and all prior agreements and understandings between any of the parties hereto all of which are hereby terminated in their entirety and of no further force or effect.

          SECTION 23.   AFFILIATE.  Nothing contained in this Agreement shall
                        ---------
constitute any Investor or any selling Investor an "affiliate" of the Company within the meaning of the Securities Act or the Exchange Act, including, without limitation, Rule 501 under the Securities Act and Rule 13e-3 under the Exchange Act.

          SECTION 24.   FCC APPROVALS.  If the sale of Registrable Shares
                        -------------
pursuant to a registration requested in accordance with Section 2 would result in a substantial or insubstantial change of ownership transfer of control of the Company or its FCC licenses requiring prior approval (as such concepts are defined in the Communications Act and the rules and regulations of the FCC adopted thereunder), then the Company shall promptly take all reasonable actions deemed necessary by counsel to the Company to obtain from the FCC such consents as may be necessary to permit such sale of such Registrable Shares. The Company shall begin to take such actions within 15 days after the date on which the Company has received the last request for the registration of Registrable Shares in any one transaction, file necessary applications within 30 days of such date, and generally shall use all reasonable efforts to secure all necessary FCC consent. The selling Investors will provide reasonable assistance in connection with the preparation and filing with the FCC of appropriate applications for consent to any such transfer of control and obtaining such consent.

          SECTION 25.   SPECIFIC PERFORMANCE. The parties hereto recognize and
                        --------------------
agree that money damages may be insufficient to compensate the holders of any Registrable Shares for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.


         [The remainder of this page has been intentionally left blank]

                                                 [Registration Rights Agreement]

       IN WITNESS WHEREOF, the Company and the Purchasers have caused this Registration Rights Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.



The Company:                  ADVANCED RADIO TELECOM CORP.


                              By: /s/ Henry C. Hirsch
                                  -------------------------------------------
                                  Name: Henry C. Hirsch
                                  Title:   Chairman and CEO


The Purchasers:               U.S. TELESOURCE, INC.

                              By: /s/ Marc B. Weisberg
                                  ------------------------------------------
                                  Name: Marc B. Weisberg
                                  Title:


                              OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP

                              By:  Oak Associates VIII, LLC, General Partner

                              /s/ Bandel L. Carano
                              ----------------------------------------------
                              By:  Bandel L. Carano, Managing Member


                              OAK VIII AFFILIATE FUND, LIMITED PARTNERSHIP

                              By:  Oak VIII Affiliates, LLC, General Partner

                              /s/ Bandel L. Carano
                              ----------------------------------------------
                              By:  Bandel L. Carano, Managing Member

                                                 [Registration Rights Agreement]

                              MERITECH CAPITAL PARTNERS

                              By:
                                 -----------------------------------------
                                  Name:
                                  Title:

                                                 [Registration Rights Agreement]

                           ACCEL VI L.P.
                           BY: ACCEL VI ASSOCIATES L.L.C.
                           ITS GENERAL PARTNER

                           BY: /s/ G. Carter Sednaoui
                               ----------------------------------------
                               Managing Member


                           ACCEL INTERNET FUND II L.P.
                           BY: ACCEL INTERNET FUND II ASSOCIATES L.L.C.
                           ITS GENERAL PARTNER

                           BY: /s/ G. Carter Sednaoui
                               -------------------------------------
                               Managing Member


                           ACCEL KEIRETSU VI L.P.
                           BY: ACCEL KEIRETSU VI ASSOCIATES L.L.C.
                           ITS GENERAL PARTNER

                           By: /s/ G. Carter Sednaoui
                               ---------------------------------------
                               Managing Member


                           ACCEL INVESTORS '98 L.P.

                           By: /s/ G. Carter Sednaoui
                               ---------------------------------------
                               General Partner

                                                 [Registration Rights Agreement]


                          BRENTWOOD ASSOCIATES IX, L.P.
                          By Brentwood IX Ventures, L.L.C.
                          Its General Partners

                          By:  /s/ John L. Walecka
                             --------------------------------
                             Name: John L. Walecka
                             Title:  Managing Member

                          BRENTWOOD AFFILIATES FUND III, L.P.
                          By Brentwood IX Ventures, L.L.C.
                          Its General Partner

                          By:  /s/ John L. Walecka
                             --------------------------------
                             Name: John L. Walecka
                             Title:  Managing Member

                                                 [Registration Rights Agreement]

                          COLUMBIA CAPITAL ARTT INVESTORS, LLC
                          By:  Columbia Capital, L.L.C.
                          Its:   Managing Member


                          By: /s/ James B. Fleming, Jr.
                              -----------------------------------
                              Name:  James B. Fleming, Jr.
                              Title:    Managing Director


                          COLUMBIA CAPITAL ARTT PARTNERS, LLC
                          By:  Columbia Capital, L.L.C.
                          Its:   Managing Member


                          By: /s/ James B. Fleming, Jr.
                              -----------------------------------
                              Name:  James B. Fleming, Jr.
                             Title:    Managing Director

                                                 [Registration Rights Agreement]

                         WORLDVIEW TECHNOLOGY PARTNERS II, L.P.
                         By: Worldview Capital II, L.P., General Partner
                         By: Worldview Equity I, L.L.C., General Partner

                         By: /s/ James Wei
                             ----------------------------------------------
                             Name:  James Wei
                             Title:  Member


                         WORLDVIEW TECHNOLOGY INTERNATIONAL II, L.P.
                         By: Worldview Capital II, L.P., General Partner
                         By: Worldview Equity I, L.L.C., General Partner

                         By: /s/ James Wei
                             ----------------------------------------------
                             Name:  James Wei
                             Title:  Member


                         WORLDVIEW STRATEGIC PARTNERS II, L.P.
                         By: Worldview Capital II, L.P., General Partner
                         By: Worldview Equity I, L.L.C., General Partner

                         By: /s/ James Wei
                             ----------------------------------------------
                             Name:  James Wei
                             Title:  Member

                                                 [Registration Rights Agreement]

                        GLOBAL PRIVATE EQUITY II - EUROPE LIMITED PARTNERSHIP

                        GLOBAL PRIVATE EQUITY II - PGGM LIMITED PARTNERSHIP

                        DIGITAL MEDIA AND COMMUNICATIONS II LIMITED PARTNERSHIP

                        OAKSTONE VENTURES LIMITED PARTNERSHIP

                        ADVENT CROWN FUND II C.V.

                        ADWEST LIMITED PARTNERSHIP
                        By: Advent International Limited Partnership, General Partner
                        By:  Advent International Corporation, General Partner
                        By:  Andrew Fillat, Senior Vice President*

                        ADVENT GLOBAL GECC LIMITED PARTNERSHIP
                        By: Advent Global Management Limited Partnership, General Partner
                        By:  Advent International Limited Partnership,
                             General Partner
                        By:  Advent International Corporation, General Partner
                        By:  Andrew Fillat, Senior Vice President*

                        ADVENT PARTNERS LIMITED PARTNERSHIP
                        By:  Advent International Corporation, General Partner
                        By:  Andrew Fillat, Senior Vice President*

                        *For all of the above:

                        /s/ Andrew Fillat
                        ---------------------------------------------------
                        Andrew Fillat, Senior Vice President

                                                 [Registration Rights Agreement]


                              BESSEMER VENTURE PARTNERS IV L.P.
                              By: Deer IV & Co. LLC, General Partner

                              By: /s/ Robert H. Buescher
                                  --------------------------------------
                                  Name:  Robert H. Buescher
                                  Title:  Manager


                              BESSEC VENTURES IV L.P.
                              By: Deer IV & Co. LLC, General Partner

                              By: /s/ Robert H. Buescher
                                  --------------------------------------
                                  Name:  Robert H. Buescher
                                  Title:  Manager


                              COVE VENTURES, LLC
                              By: Cove Road Associates, LLC, Managing Member

                              By: /s/ Robert Goodman
                                  --------------------------------------
                                  Name:  Robert Goodman
                                  Title:  Managing Member

                                                 [Registration Rights Agreement]

                              ADAMS CAPITAL MANAGEMENT, L.P.
                              By: ACM Capital Partners II, L.P., General Partner
                              By: Joel P. Adams, General Partner

                              By: /s/ Joel P. Adams
                                  -------------------------------------------
                                  Name:  Joel P. Adams
                                  Title:  General Partner